UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2011

ENERJEX RESOURCES, INC.
(Exact Name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30234	88-0422242
(Commissioner File Number)	(IRS Employer Identification No.)

4040 Broadway, Suite 305, San Antonio, Texas 78209
(Address of principal executive offices)

(210) 451-5545
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 2.01.  Completion or Acquisition or Disposition of Assets.

On December 16, 2011, EnerJex Resources, Inc., a Nevada corporation (the "Company"), through its wholly-owned subsidiaries, Working Interest, LLC, DD Energy, Inc. and EnerJex Kansas, Inc. sold certain leasehold interest in certain producing and non-producing oil leases located in Douglas and Johnson Counties, Kansas to IDH Energy, LLC for $4,025,000 pursuant to a certain Option Agreement granted on November 16, 2011.

On December 21, 2011, the Company issued a press release announcing the transactions described above.  A copy of this press release is attached as Exhibit 99.1.  The information in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release dated December 21, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERJEX RESOURCES, INC.

Date: December 21, 2011
	By:	/s/ Robert G. Watson, Jr.
Robert G. Watson, Jr., Chief Executive Officer

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